EXHIBIT 10.14

 AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT, DATED AS OF DECEMBER 6, 2000, BETWEEN
               TELEMUNDO NETWORK GROUP LLC AND JAMES M. MCNAMARA

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

         AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this "Amendment"), dated as of September __, 1999, between TELEMUNDO NETWORK GROUP LLC, a Delaware limited liability company (the "Company"), and JAMES M. McNAMARA ("Employee").

         WHEREAS, Company and Employee are parties to that certain Employment Agreement dated as of July 7, 1999 (the "Agreement").

         WHEREAS, Company and Employee wish to amend the Agreement by this Amendment.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. All terms used herein but not defined shall have the meanings given in the Agreement.

         2. Paragraph 3(c)(i)(J) of the Agreement is hereby amended and restated to read in full as follows:

                  (J) "Network Group Contributed Capital Amount" means the aggregate amount of net equity capital contributions of the Members to the Company made on or after July 1, 1999.

         3. Paragraph 3(c)(i)(N) of the Agreement is hereby amended and restated to read in full as follows:

                  (N) "Station Group Contributed Capital" means the aggregate amount of net equity capital contributions of the Members to Station Group made on or after July 1, 1999.

         4. Effect of Amendment. Except as expressly modified herein, all of the terms of the Agreement remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed on their behalf as of the date first above written.


                                            TELEMUNDO NETWORK GROUP LLC

                                            By: /s/ Alan Sokol
                                               ---------------------------------
                                               Alan Sokol
                                               Chief Operating Officer

                                            /s/ James M. McNamara
                                            ------------------------------------
                                            James M. McNamara

                                       2